                                                                    EXHIBIT 21.1

              DIRECT AND INDIRECT SUBSIDIARIES OF THE REGISTRANT,
                     JOHN HANCOCK FINANCIAL SERVICES, INC.

                                   SUBSIDIARY NAME                                           Place of
                                                                                           Organization
----------------------------------------------------------------------------------------------------------
DIRECT SUBSIDIARY OF JOHN HANCOCK FINANCIAL SERVICES, INC.:
----------------------------------------------------------------------------------------------------------
John Hancock Life Insurance Company                                                     MA
----------------------------------------------------------------------------------------------------------
INDIRECT SUBSIDIARIES OF JOHN HANCOCK FINANCIAL SERVICES, INC.:
----------------------------------------------------------------------------------------------------------
Comox Timber Ltd.                                                                       Prince Edward
                                                                                        Island, Canada
----------------------------------------------------------------------------------------------------------
Hancock Victorian Plantations Holdings Pty Ltd.                                         Australia
----------------------------------------------------------------------------------------------------------
Hancock Victorian Plantations Pty Ltd.                                                  Australia
----------------------------------------------------------------------------------------------------------
HBHC L.L.C.                                                                             DE
----------------------------------------------------------------------------------------------------------
     Horseshoe Bend Hydroelectric Company                                               ID
----------------------------------------------------------------------------------------------------------
Investors Guaranty Life Insurance Company                                               CA
----------------------------------------------------------------------------------------------------------
John Hancock Canadian Holdings Limited                                                  Canada
----------------------------------------------------------------------------------------------------------
     Equinox Financial Group Inc.                                                       Ontario, Canada
----------------------------------------------------------------------------------------------------------
          Equinox Investor Services, Inc.                                               Canada
----------------------------------------------------------------------------------------------------------
     Financial Life Assurance Company of Canada                                         Canada
----------------------------------------------------------------------------------------------------------
     The Maritime Life Assurance Company                                                Canada
----------------------------------------------------------------------------------------------------------
          Aetna Acceptance Corporation Limited*                                         Ontario, Canada
----------------------------------------------------------------------------------------------------------
          Aetna Life Insurance Company of Canada*                                       Canada
----------------------------------------------------------------------------------------------------------
          Churchill Office Park Limited                                                 Canada
----------------------------------------------------------------------------------------------------------
          Eclipse Claim Services Inc.                                                   Ontario, Canada
----------------------------------------------------------------------------------------------------------
          Landex Properties Ltd.                                                        British Columbia,
                                                                                        Canada
----------------------------------------------------------------------------------------------------------
          P.V.S. Preferred Vision Services                                              Canada
----------------------------------------------------------------------------------------------------------
          CIFAS Investment Corporation                                                  Canada
----------------------------------------------------------------------------------------------------------
     2733854 Canada Ltd.                                                                Canada
----------------------------------------------------------------------------------------------------------
John Hancock International Holdings, Inc.                                               MA
----------------------------------------------------------------------------------------------------------
     Interlife John Hancock Assurance Public Company Limited                            Thailand
----------------------------------------------------------------------------------------------------------
     John Hancock Life Assurance Company, Ltd.                                          Singapore
----------------------------------------------------------------------------------------------------------
     John Hancock Life Insurance Corporation                                            Philippines
----------------------------------------------------------------------------------------------------------
     John Hancock Life Insurance (Malaysia) Berhad                                      Malaysia
----------------------------------------------------------------------------------------------------------
           Britama Credit Sdn Bhd                                                       Malaysia
----------------------------------------------------------------------------------------------------------
           Britama Properties Sdn Bhd                                                   Malaysia
----------------------------------------------------------------------------------------------------------
           British American Investments Pte Ltd.                                        Singapore
----------------------------------------------------------------------------------------------------------
           The E-Software House Sdn Bhd                                                 Malaysia
----------------------------------------------------------------------------------------------------------
           John Hancock Nominees (Tempetan) Sdn Bhd                                     Malaysia
----------------------------------------------------------------------------------------------------------
John Hancock International (Southeast Asia) Private Ltd.                                Singapore
----------------------------------------------------------------------------------------------------------

* Subject to pending regulatory approval, Aetna Acceptance Corporation Limited and Aetna Life Insurance Company of Canada will be amalgamated into The Maritime Life Assurance Company retroactive to January 1, 2000.

                                   SUBSIDIARY NAME                                           Place of
                                                                                           Organization
----------------------------------------------------------------------------------------------------------
INDIRECT SUBSIDIARIES OF JOHN HANCOCK FINANCIAL SERVICES, INC. (CONTINUED):
----------------------------------------------------------------------------------------------------------
John Hancock International Services, S.A.                                               Belgium
----------------------------------------------------------------------------------------------------------
John Hancock Receivables, Inc.                                                          MA
----------------------------------------------------------------------------------------------------------
John Hancock Servicos Internationals S/C Limitada                                       Brazil
----------------------------------------------------------------------------------------------------------
John Hancock Subsidiaries, Inc.                                                         DE
----------------------------------------------------------------------------------------------------------
     The Berkeley Financial Group, Inc.                                                 DE
----------------------------------------------------------------------------------------------------------
          John Hancock Advisers, Inc.                                                   DE
----------------------------------------------------------------------------------------------------------
                John Hancock Advisers International, Ltd.                               United Kingdom
----------------------------------------------------------------------------------------------------------
                John Hancock Funds, Inc.                                                DE
----------------------------------------------------------------------------------------------------------
                John Hancock Advisers International, (Ireland) Ltd.                     Ireland
----------------------------------------------------------------------------------------------------------
                Patriot Group, Inc.                                                     MA
----------------------------------------------------------------------------------------------------------
                     Patriot Advisers, Inc.                                             MA
----------------------------------------------------------------------------------------------------------
                     Patriot Distributors, Inc.                                         MA
----------------------------------------------------------------------------------------------------------
                Transamerica Fund Management Company                                    DE
----------------------------------------------------------------------------------------------------------
                     Transamerica Fund Distributors, Inc.                               MD
----------------------------------------------------------------------------------------------------------
          NM Capital Management, Inc.                                                   NM
----------------------------------------------------------------------------------------------------------
          Sovereign Asset Management Corporation                                        DE
----------------------------------------------------------------------------------------------------------
     Essex Corporation d/b/a Essex Corporation of Connecticut, Essex Corporation (NY),  NY
     Essex Financial Services, Essex Financial Services, Inc., Essex Insurance
     Agency, Inc., Essex Insurance Services, Essex Insurance Services, Inc.,
     First Annuity Corporation
----------------------------------------------------------------------------------------------------------
          Essex Brokerage Services, Inc.                                                OH
----------------------------------------------------------------------------------------------------------
          Essex Holding Company, Inc.                                                   NY
----------------------------------------------------------------------------------------------------------
               Acorn Insurance Agency, Inc.                                             RI
----------------------------------------------------------------------------------------------------------
               American Annuity Agency of Texas, Inc. d/b/a NBC Insurance               TX
               Services
----------------------------------------------------------------------------------------------------------
               Ameritex Insurance Services, Inc. d/b/a Ameritex Investment              TX
               Services, Inc.
----------------------------------------------------------------------------------------------------------
               Annuity Agency of Connecticut, Inc. d/b/a BNY Insurance Agency, Inc.     CT
----------------------------------------------------------------------------------------------------------
               Annuity Agency of New Jersey, Inc. d/b/a BNY Insurance Agency            NJ
----------------------------------------------------------------------------------------------------------
               Annuity Agency of New York, Inc. d/b/a BNY Insurance Agency              NY
----------------------------------------------------------------------------------------------------------
               The Annuity Brokerage Center, Inc.                                       NY
----------------------------------------------------------------------------------------------------------
               Ashford Agency of Massachusetts, Inc.                                    MA
----------------------------------------------------------------------------------------------------------
               Charter Oak Insurance Agency of Illinois, Inc.                           IL
----------------------------------------------------------------------------------------------------------
               Charter Oak Insurance Agency of Indiana, Inc.                            IN
----------------------------------------------------------------------------------------------------------
               Commerce Insurance Services, Inc.                                        IL
----------------------------------------------------------------------------------------------------------
               Constellation Financial Services, Inc. d/b/a CCF                         NJ
----------------------------------------------------------------------------------------------------------
               Cork Agency of Pennsylvania, Inc. d/b/a Midlantic
                    Investment Services                                                 PA
----------------------------------------------------------------------------------------------------------
               Cork Agency of Texas, Inc.                                               TX
----------------------------------------------------------------------------------------------------------
               Correspondent Insurance Agency of Illinois, Inc.                         IL
----------------------------------------------------------------------------------------------------------
               Correspondent Insurance Agency of Missouri, Inc.                         MO
----------------------------------------------------------------------------------------------------------
               Double Eagle Insurance Agency, Inc.                                      TX
----------------------------------------------------------------------------------------------------------
               Essex Agency, Inc. d/b/a Essex Agency of New York                        NY
----------------------------------------------------------------------------------------------------------
               Essex Agency of California, Inc.                                         CA
----------------------------------------------------------------------------------------------------------
               Essex Agency of Connecticut, Inc.                                        CT
----------------------------------------------------------------------------------------------------------
               Essex Agency of Florida, Inc.                                            FL
----------------------------------------------------------------------------------------------------------

                                   SUBSIDIARY NAME                                           Place of
                                                                                           Organization
----------------------------------------------------------------------------------------------------------
INDIRECT SUBSIDIARIES OF JOHN HANCOCK FINANCIAL SERVICES, INC. (CONTINUED):
----------------------------------------------------------------------------------------------------------
               Essex Agency of Michigan, Inc.                                           MI
----------------------------------------------------------------------------------------------------------
               Essex Agency of Ohio, Inc.                                               OH
----------------------------------------------------------------------------------------------------------
               Essex Agency of Pennsylvania, Inc.                                       PA
----------------------------------------------------------------------------------------------------------
               Essex Agency of Texas, Inc.                                              TX
----------------------------------------------------------------------------------------------------------
               Essex Corporation of Illinois d/b/a Marquette Insurance Services         IL
----------------------------------------------------------------------------------------------------------
               Essex de Mexico, Inc.                                                    NY
----------------------------------------------------------------------------------------------------------
               Essex Insurance Agency of Massachusetts, Inc.                            MA
----------------------------------------------------------------------------------------------------------
               Essex Resources, Inc.                                                    NY
----------------------------------------------------------------------------------------------------------
               Evergreen Agency, Inc. d/b/a Main Line Investment Services               PA
----------------------------------------------------------------------------------------------------------
               First Annuity Corp. d/b/a First Annuity Corporation                      TX
----------------------------------------------------------------------------------------------------------
               FISA Insurance Agency, Inc.                                              PR
----------------------------------------------------------------------------------------------------------
               FSB Investment Services Corporation                                      NY
----------------------------------------------------------------------------------------------------------
               Heritage Investment Services, Inc.                                       IL
----------------------------------------------------------------------------------------------------------
               Independence One Investment Group, Inc.                                  MI
----------------------------------------------------------------------------------------------------------
               The Investment Center Agency, Inc.                                       OH
----------------------------------------------------------------------------------------------------------
               Loyal Financial Services, Inc. d/b/a Essex Agency of New Jersey,         NJ
                Loyal Financial Services of Pennsylvania, CCM Financial Services
----------------------------------------------------------------------------------------------------------
               Metro Agency, Inc.                                                       NY
----------------------------------------------------------------------------------------------------------
               MISI Insurance Agency, Inc.                                              IL
----------------------------------------------------------------------------------------------------------
               New Amsterdam Insurance Agency, Inc.                                     IL
----------------------------------------------------------------------------------------------------------
               New Amsterdam Insurance Agency, Inc.                                     NY
----------------------------------------------------------------------------------------------------------
               Newpoint Insurance Agency, Inc.                                          OH
----------------------------------------------------------------------------------------------------------
               Performance Annuity Insurance Agency                                     CA
----------------------------------------------------------------------------------------------------------
               Provident Insurance Center, Inc.                                         MD
----------------------------------------------------------------------------------------------------------
               Riverside Agency, Inc.                                                   NY
----------------------------------------------------------------------------------------------------------
               San Jacinto Insurance Agency, Inc.                                       TX
----------------------------------------------------------------------------------------------------------
               Scout Insurance Services, Inc. d/b/a Scout Insurance Services            IL
----------------------------------------------------------------------------------------------------------
               SNB Annuity Brokerage, Inc. d/b/a Correspondent Insurance                NY
                Agency of New York
----------------------------------------------------------------------------------------------------------
               Stanwich Incorporated                                                    NY
----------------------------------------------------------------------------------------------------------
               Sunburst Agency of Texas, Inc.                                           TX
----------------------------------------------------------------------------------------------------------
               Three Rivers Insurance Agency, Inc. d/b/a Correspondent Insurance        TX
                Agency of Texas, Inc.
----------------------------------------------------------------------------------------------------------
               UNB Financial Services, Inc. d/b/a HTI Agency                            NJ
----------------------------------------------------------------------------------------------------------
               Victoria Annuity Corporation                                             TX
----------------------------------------------------------------------------------------------------------
          Essex National Insurance Agency, Inc. d/b/a Essex of New York Insurance       NY
           Agency
----------------------------------------------------------------------------------------------------------
          Essex National Securities, Inc. d/b/a ENSI                                    NY
----------------------------------------------------------------------------------------------------------
     First Signature Bank & Trust Co.                                                   NH
----------------------------------------------------------------------------------------------------------
     Hancock Mezzanine Investments, L.L.C.                                              DE
----------------------------------------------------------------------------------------------------------
          Hancock Mezzanine Partners, L.P.                                              DE
----------------------------------------------------------------------------------------------------------
     Hancock Natural Resource Group, Inc.                                               DE
----------------------------------------------------------------------------------------------------------
          ForesTree Australia I, LLC                                                    DE
----------------------------------------------------------------------------------------------------------
               Hancock Victorian Plantations Australia I Pty Ltd.                       Australia
----------------------------------------------------------------------------------------------------------

                                   SUBSIDIARY NAME                                           Place of
                                                                                           Organization
----------------------------------------------------------------------------------------------------------
INDIRECT SUBSIDIARIES OF JOHN HANCOCK FINANCIAL SERVICES, INC. (CONTINUED):
----------------------------------------------------------------------------------------------------------
          ForesTree Australia II, LLC                                                   DE
----------------------------------------------------------------------------------------------------------
               Hancock Victorian Plantations Australia II Pty Ltd.                      Australia
----------------------------------------------------------------------------------------------------------
          ForesTree Australia III, LLC                                                  DE
----------------------------------------------------------------------------------------------------------
          Hancock Natural Resource Group Australia Pty Limited                          Australia
----------------------------------------------------------------------------------------------------------
          John Hancock Timber Resource Corporation                                      DE
----------------------------------------------------------------------------------------------------------
               ForesTree A Limited Partnership                                          MA
----------------------------------------------------------------------------------------------------------
               ForesTree B Limited Partnership                                          MA
----------------------------------------------------------------------------------------------------------
               ForesTree 96 Limited Partnership                                         MA
----------------------------------------------------------------------------------------------------------
               ForesTree Washington Limited Partnership                                 MA
----------------------------------------------------------------------------------------------------------
          Wilson River, LLC                                                             OR
----------------------------------------------------------------------------------------------------------
     Hancock Realty Investors Incorporated                                              DE
----------------------------------------------------------------------------------------------------------
          John Hancock Property Investors Corp.                                         DE
----------------------------------------------------------------------------------------------------------
               John Hancock Apartment Fund Limited Partnership                          MA
----------------------------------------------------------------------------------------------------------
          John Hancock Value Added Apartment Fund, L.L.C.                               MA
----------------------------------------------------------------------------------------------------------
     Hancock Venture Partners, Inc.                                                     DE
----------------------------------------------------------------------------------------------------------
          HVP-Russia, Inc.                                                              DE
----------------------------------------------------------------------------------------------------------
          HVP Special Purpose Sub I, Inc.                                               DE
----------------------------------------------------------------------------------------------------------
          HVP Special Purpose Sub II, Inc.                                              DE
----------------------------------------------------------------------------------------------------------
          John Hancock Capital Growth Management, Inc.                                  DE
----------------------------------------------------------------------------------------------------------
     Independence Investment Associates, Inc.                                           DE
----------------------------------------------------------------------------------------------------------
          Independence Fixed Income Associates, Inc.                                    DE
----------------------------------------------------------------------------------------------------------
          Independence International Associates, Inc.                                   MA
----------------------------------------------------------------------------------------------------------
     JH Networking Insurance Agency, Inc.                                               MA
----------------------------------------------------------------------------------------------------------
          Networking, Inc.                                                              TN
----------------------------------------------------------------------------------------------------------
          Networking Insurance Agency of Texas, Inc.                                    TX
----------------------------------------------------------------------------------------------------------
     John Hancock Assignment Company                                                    DE
----------------------------------------------------------------------------------------------------------
     John Hancock Capital Corporation                                                   DE
----------------------------------------------------------------------------------------------------------
     John Hancock Energy Resources Management Inc.                                      DE
----------------------------------------------------------------------------------------------------------
          EIF Equity Holdings LLC                                                       DE
----------------------------------------------------------------------------------------------------------
          EIF Group Management Company                                                  MA
----------------------------------------------------------------------------------------------------------
          EIF Management Holdings LLC                                                   DE
----------------------------------------------------------------------------------------------------------
          Energy Investors Management Company                                           MA
----------------------------------------------------------------------------------------------------------
          Energy Investors Management Inc.                                              DE
----------------------------------------------------------------------------------------------------------
          Energy Investors Partners, L.P.                                               DE
----------------------------------------------------------------------------------------------------------
          Energy Investors Partners II, L.P                                             DE
----------------------------------------------------------------------------------------------------------
          Project Finance Partners, L.P.                                                DE
----------------------------------------------------------------------------------------------------------
     John Hancock HealthPlans, Inc.                                                     MA
----------------------------------------------------------------------------------------------------------
          Dikewood Computer Corp.                                                       NM
----------------------------------------------------------------------------------------------------------
          H.D. Management Corporation                                                   GA
----------------------------------------------------------------------------------------------------------
               Ameriplan Health Systems, Inc.                                           GA
----------------------------------------------------------------------------------------------------------
                    Ameriplan Health Services, Ltd.                                     GA
----------------------------------------------------------------------------------------------------------
                         Ameriplan of Georgia, Inc.                                     GA
----------------------------------------------------------------------------------------------------------
     John Hancock Insurance Agency, Inc.                                                MA
----------------------------------------------------------------------------------------------------------
     John Hancock Leasing Corporation                                                   DE
----------------------------------------------------------------------------------------------------------
          JHFS One Corp.                                                                MA
----------------------------------------------------------------------------------------------------------

                                   SUBSIDIARY NAME                                           Place of
                                                                                           Organization
----------------------------------------------------------------------------------------------------------
INDIRECT SUBSIDIARIES OF JOHN HANCOCK FINANCIAL SERVICES, INC. (CONTINUED):
----------------------------------------------------------------------------------------------------------
          JHLC Two Corp.                                                                NY
----------------------------------------------------------------------------------------------------------
     John Hancock Property and Casualty Holding Company                                 DE
----------------------------------------------------------------------------------------------------------
          John Hancock Management Company                                               DE
----------------------------------------------------------------------------------------------------------
          John Hancock Reassurance Company, Ltd.                                        Bermuda
----------------------------------------------------------------------------------------------------------
     John Hancock Real Estate Finance, Inc.                                             DE
----------------------------------------------------------------------------------------------------------
     John Hancock Realty Advisors, Inc.                                                 DE
----------------------------------------------------------------------------------------------------------
          John Hancock Corporate Tax Credit Fund I Limited Partnership                  MA
----------------------------------------------------------------------------------------------------------
          John Hancock Corporate Tax Credit Fund II, LLC                                MA
----------------------------------------------------------------------------------------------------------
          John Hancock Corporate Tax Credit Fund III Limited Partnership                MA
----------------------------------------------------------------------------------------------------------
          John Hancock Corporate Tax Credit Fund IV, LLC                                MA
----------------------------------------------------------------------------------------------------------
          John Hancock Realty Management, Inc.                                          DE
----------------------------------------------------------------------------------------------------------
     John Hancock Realty Services Corp.                                                 DE
----------------------------------------------------------------------------------------------------------
          Exeter Realty Development Corp.                                               DE
----------------------------------------------------------------------------------------------------------
          JHRD 492 Corp.                                                                DE
----------------------------------------------------------------------------------------------------------
          John Hancock Realty Equities, Inc.                                            DE
----------------------------------------------------------------------------------------------------------
               John Hancock Income Fund II Assignor, Inc.                               DE
----------------------------------------------------------------------------------------------------------
               John Hancock Income Fund III Assignor, Inc.                              DE
----------------------------------------------------------------------------------------------------------
               John Hancock Realty Income Fund Limited Partnership                      MA
----------------------------------------------------------------------------------------------------------
               John Hancock Realty Income Fund II Limited Partnership                   MA
----------------------------------------------------------------------------------------------------------
               John Hancock Realty Income Fund III Limited Partnership                  MA
----------------------------------------------------------------------------------------------------------
          John Hancock Realty Funding, Inc.                                             DE
----------------------------------------------------------------------------------------------------------
          Marlborough Realty Development Corp.                                          DE
----------------------------------------------------------------------------------------------------------
     John Hancock Signature Services, Inc.                                              DE
----------------------------------------------------------------------------------------------------------
     Profesco Corporation                                                               NY
----------------------------------------------------------------------------------------------------------
     Professional Economic Services, Inc.                                               NY
----------------------------------------------------------------------------------------------------------
     Signator Financial Network, Inc.                                                   DE
----------------------------------------------------------------------------------------------------------
          Signator Insurance Agency                                                     MA
----------------------------------------------------------------------------------------------------------
          Signator Investors, Inc.                                                      DE
----------------------------------------------------------------------------------------------------------
John Hancock Variable Life Insurance Company                                            MA
----------------------------------------------------------------------------------------------------------
     Investors Partner Life Insurance Company                                           DE
----------------------------------------------------------------------------------------------------------
LR Company, L.L.C.                                                                      DE
----------------------------------------------------------------------------------------------------------
P.T. Asuransi Jiwa Bumiputera John Hancock                                              Indonesia
----------------------------------------------------------------------------------------------------------
     P.T. Indras Insan Jaya Utama                                                       Indonesia
----------------------------------------------------------------------------------------------------------
REIG Commercial Funding Trust II                                                        MA
----------------------------------------------------------------------------------------------------------
70 Park Avenue Corp.                                                                    DE
----------------------------------------------------------------------------------------------------------
2660 Woodley Road Joint Venture                                                         DC
----------------------------------------------------------------------------------------------------------
Signature Funding Company L.L.C.                                                        DE
----------------------------------------------------------------------------------------------------------
Woodley Road Associates, Inc.                                                           DE
----------------------------------------------------------------------------------------------------------

                                      -5-